UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 1, 2005
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                        000-31989                       54-1987541

(State or other            (Commission File No.)           (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)
                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 3.02. Unregistered Sales of Equity Securities On July 1, 2005, Convera Corporation, a Delaware corporation ("Convera"), completed the sale of a total of 6,555,556 newly-issued shares of common stock in a private placement to accredited investors. Convera sold 5,555,556 shares directly to the Legg Mason Opportunity Trust, a series of Legg Mason Investment Trust, Inc., a registered investment company, at a price of $4.50 per share, a price that was approved by Convera's board of directors on June 25, 2005. The other 1 million shares were purchased by an affiliate (the "Allen Affiliate") of Herbert A. Allen, a significant stockholder and director of Convera, at a price of $4.84 per share, which represented the market price of Convera common stock at the time of the sale. The sale resulted in aggregate proceeds to Convera of $29.84 million and net proceeds to Convera of approximately $28.8 million. Allen & Company LLC acted as placement agent for the private placement and received a 4% placement agent commission of $1,000,000 on the $25 million of gross proceeds received by the Company from the Legg Mason Opportunity Trust. The shares issued in the private placement were issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 under the Securities Act of 1933, as amended.

     Convera intends to use the proceeds from this private placement principally for the continued funding of its web indexing initiative, including the development of a second hosting facility, other capital expenditures and the hiring of additional personnel.

       A copy of Convera's press release dated July 5, 2005 announcing the acceptance of the subscription for the private placement is attached as Exhibit
99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report announcing the transaction includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about Convera's business and the acquisition contained in the press release are "forward-looking" rather than "historic."


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number       Description

99.1                 Press Release of Convera Corporation dated July 5, 2005

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                            CONVERA CORPORATION



                                            By:      /s/  JOHN R. POLCHIN
                                                     John R. Polchin
                                                     Chief Financial Officer



Date:  July 5, 2005

                                                                   EXHIBIT 99.1

                                                      Contact:
                                                      John R. Polchin
                                                      Chief Financial Officer
                                                      Convera
                                                      703.761.3700




Convera Completes Private Placement of Common Stock

Investors are Legg Mason Opportunity Trust and an Affiliate of Herbert A. Allen

     Vienna, Va., July 5, 2005 - Convera Corporation (NASDAQ: CNVR), a leading provider of search and categorization software for enterprises and government agencies, today announced that on July 1, 2005, the company completed a private placement of 6,555,556 newly-issued shares of common stock to two investors. The company sold 5,555,556 shares directly to the Legg Mason Opportunity Trust, a series of Legg Mason Investment Trust, Inc., a registered investment company, at $4.50 per share, a price that was approved by the company's board of directors on June 25, 2005. The other 1 million shares were purchased by an affiliate of Herbert A. Allen, a significant stockholder and director of the company, at $4.84, the market price at the time of the sale. The sale resulted in net proceeds to Convera of approximately $28.8 million.

     Convera intends to use the proceeds from this private placement principally for the continued funding of its web indexing initiative, including the development of a second hosting facility, other capital expenditures and the hiring of additional personnel.

     The shares of common stock have not been registered under the Securities Act of 1933 and may not be subsequently offered or sold by the investors in the United States absent registration or an applicable exemption from the registration requirements. Convera has agreed to file a registration statement covering resales of the common stock by investors. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.



About Convera

     Convera is a leading provider of mission-critical enterprise search and categorization solutions. Convera's RetrievalWare solutions maximize return on investment in vast stores of unstructured information by providing highly scalable, fast, accurate and secure search across more than 200 forms of text, video, image and audio information, in more than 50 languages. More than 900 customers in 33 countries rely on Convera's search solutions to power a broad range of applications including enterprise portals, knowledge management, intelligence gathering, profiling, corporate policy compliance, regulatory compliance, customer service and more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com

     This release contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; the ability to continue funding operating losses; fluctuations in operating results including impacts from reduced corporate IT spending and lengthier sales cycles; continued success in technological advances and development including the Web indexing initiative; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements. The Convera design logo and the following are worldwide trademarks of Convera: Convera(TM), RetrievalWare(R), and Screening Room(R). The names of actual companies and products mentioned herein may be the trademarks of their respective owners.